Exceptional items	12 Months Ended
Mar. 31, 2021
Analysis of income and expense [abstract]
Exceptional items	Exceptional items
Exceptional items consist of items which the board considers as not directly related to ordinary business operations and which are not included in the assessment of management performance and can be analyzed as follows:

(EUR thousand)	For the financial year ended March 31
Exceptional items	2021 Restated	2020	2019
Business restructuring expenses	(10,340)	(2,180)	(4,361)
Corporate restructuring expenses	(256,266)	(10,303)	(1,273)
Monitoring fee (including Directors fee)	(218)	(709)	(776)
Impairment	(3,866)	(1,023)	—
Net sales of assets (loss)	(294)	(91)	(1,716)
Share based payments	(1,239)	(3,288)	(722)
Change in fair value of warrants	(10,856)	—	—
Other exceptional items	(2,066)	1,636	(1,005)
Total	(285,145)	(15,958)	(9,853)
Business restructuring expenses
In the current financial year business restructuring expenses correspond to expenses related to workforce reduction in several jurisdictions as a result of COVID -19 and the abolishment of the Tax Free Shopping scheme in the United Kingdom (UK).
For the financial year ended March 31, 2020 and 2019 business, restructuring expenses correspond to expenses related to replacement of management positions and costs associated with replacing roles, changing of facilities or discontinued operations.
Corporate restructuring expenses
In the current financial year, corporate restructuring expenses correspond to charges incurred associated with the capital reorganization and subsequent merger with FPAC. This included a non-cash issuance charge of EUR135.3 million which represents the difference in the fair value of equity instruments held by FPAC stockholders over the fair value of identifiable net assets of FPAC, a non-cash share-based revaluation charge of EUR59.7 million upon conversion of previously cash-settled plans to equity-settled plans, the write-off of historical unamortized debt costs of EUR8.1 million partially offset by EUR3.6 million of IFRS 9 conversion unwinding amounts, a transaction bonus of EUR6.0 million, and advisory expenses associated with the transaction of EUR45.2 million.
Additionally, there are included EUR5.5 million expenses regarding the acquisition of ZigZag Global Ltd. For further details refer to Note 37.
In the comparative periods corporate restructuring expenses correspond to legal, consultancy and advisory expenses associated with preparing the Group for an exit by the shareholders of the Group which was underway then.
Impairment
Impairment expenses relate primarily to impairment of capitalized software. For the financial year ended March 31, 2021 part of the impairment is a result of the abolition of the tax free scheme in UK.
Share based payments
For the financial year ended March 31, 2021 share based payments represent the fair value of the Management Incentive Plan for share options and restricted share grants issued in November 2020. Refer to Note 25 for further information.
For the financial year ended March 31, 2020 and 2019 share based payments represents change in fair value of the liability for share-based payments is recognized according to IFRS 2. The share-based compensation plan was implemented as part of the 2012 acquisition of the Group by funds advised by Silver Lake and Partners Group.
Change in fair value of warrants
For the financial year ended March 31, 2021, this represents the income statement charge resulting from the fair valuation of the warrants. For further details refer to Note 43.
Tax effect
Management tracks the tax effects of these exceptional items, alongside exceptional tax items that are further disclosed in Note 12.